                                             OPPENHEIMER MONEY FUND/VA
                                  A Series of Oppenheimer Variable Account Funds
                                       Supplement dated July 31, 2001 to the
                                           Prospectus dated May 1, 2001

     The prospectus is changed as follows:  The first paragraph of the subsection entitled "Portfolio Manager"
     on page 6 should be deleted and replaced with the following:

         Portfolio  Managers.  Carol E.  Wolf and  Barry D.  Weiss  are the  portfolio  managers  and are Vice
         Presidents of the Fund. They are the persons  principally  responsible for the day-to-day  management of the Fund's portfolio.  Ms. Wolf has had this  responsibility  since July 1988 and Mr. Weiss, since
         July 2001.  Ms. Wolf is a Senior Vice  President  of the Manager and Mr.  Weiss is a Vice  President,
         and each is an  officer  and  portfolio  manager of other  Oppenheimer  funds.  Prior to joining  the
         Manager  as Senior  Credit  Analyst in  February,  2000,  Mr.  Weiss  held the  following  positions:
         Associate  Director,  Fitch IBCA Inc.  (April 1998 - February 2000);  News Director,  Fitch Investors
         Service  (September  1996 -  April  1998);  Senior  Budget  Analyst,  City  of New  York,  Office  of
         Management & Budget (February 1990 - September 1996).

     July 31, 2001                                                              PS0660.001